UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

MKS INC.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	000-23621	04-2277512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive
Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 978 645-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 9, 2026, the Board of Directors of MKS Inc. (the “Company”) adopted an amendment and restatement of the MKS Inc. 2022 Stock Incentive Plan (as amended and restated, the “Amended Plan”), subject to shareholder approval at the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, held on May 11, 2026, the Company’s shareholders approved the Amended Plan to increase the number of shares of the Company’s common stock authorized for issuance under the Amended Plan by 6,200,000 shares and to reflect the Company’s name change in May 2025 from MKS Instruments, Inc. to MKS Inc. Other than the increase in the share reserve and updates to the Company’s name, the terms of the 2022 Stock Incentive Plan remain unchanged in the Amended Plan.

A description of the Amended Plan was set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”) in the section titled “Proposal 2 – Approval of Amended and Restated 2022 Stock Incentive Plan”. The description of the Amended Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the Amended Plan, a copy of which is included herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2026 Annual Meeting:

(a) Election of three Directors to serve for a one-year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
Peter J. Cannone III	57,214,027	436,288
Joseph B. Donahue	54,218,941	3,431,374
Wissam G. Jabre	57,214,803	435,512

There were broker non-votes of 2,826,838 shares on this proposal.

(b) Approval of the 2022 Stock Incentive Plan, as amended and restated:

Votes For	Votes Against	Votes Abstained
56,266,577	1,347,761	35,977

There were broker non-votes of 2,826,838 shares on this proposal.

(c) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
55,786,344	1,829,291	34,680

There were broker non-votes of 2,826,838 shares on this proposal.

(d) Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained
58,207,171	2,248,167	21,815

There were no broker non-votes for this proposal.

(e) Approval, on an advisory basis, of a Company proposal to reduce the threshold percentage of shareholders required to call a special meeting of shareholders from 40% to 25%:

Votes For	Votes Against	Votes Abstained
51,725,892	761,662	5,162,761

There were broker non-votes of 2,826,838 shares on this proposal.

(f) Consideration of a shareholder proposal to reduce the threshold percentage of shareholders required to call a special meeting of shareholders from 40% to 10%:

Votes For	Votes Against	Votes Abstained
18,775,304	38,812,405	62,606

There were broker non-votes of 2,826,838 shares on this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1(1)*	2022 Stock Incentive Plan, as amended and restated

10.2*	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2022 Stock Incentive Plan, as amended and restated

10.3*	Form of Restricted Stock Unit Agreement for Employees under the 2022 Stock Incentive Plan, as amended and restated (Standard)

10.4*	Form of Restricted Stock Unit Agreement for Employees under the 2022 Stock Incentive Plan, as amended and restated (rTSR)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Management contract or compensatory plan arrangement
(1)	Incorporated by reference to the Registration Statement on Form S-8 (File No. 333-295747), filed with the Securities and Exchange Commission on May 11, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS INC.

Date: May 12, 2026	By /s/ Kathleen F. Burke
Name: Kathleen F. Burke
Title: Executive Vice President, General Counsel and Secretary